EXHIBIT 10.14


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

          This COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this"Agreement") is made as of the 1st day of March, 1999 between Dialogic Corporation, a New Jersey corporation (the "Company"), and Microsoft Corporation, a Washington corporation (the "Purchaser").

                                    RECITALS

          WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company"s Common Stock, no par value (the "Common Stock"), and a warrant to purchase Common Stock (the "Warrant") on the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recital, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

             Agreement to Purchase and Sell Common Stock and Warrant

          Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 860,681 shares of Common Stock (the "Shares") and the Warrant, which shall entitle the holder thereof to purchase 279,869 shares of Common Stock (the "Warrant Shares"), for an aggregate purchase price of $24,228,170.15. The Warrant shall be exercisable at an exercise price of $35.19 per Warrant Share, for an aggregate purchase price of $9,848,590. The Warrant shall be in the form attached as Exhibit A.

                                    SECTION 2

                            Delivery; Payment; Legend

          2.1 Closing Date. The Closing of the purchase and sale of the Shares and Warrant hereunder (the "Closing") shall be held upon the exchange via facsimile of executed signature pages of all documents required by this Agreement, together with the deliveries contemplated by Section 2.2 (the date of the Closing being hereinafter referred to as the "Closing Date"). Each of the Company and the Purchaser covenant to deliver originals of each document promptly following the Closing Date.

          2.2 Delivery and Payment. At the Closing, the Company will deliver to the Purchaser a duly executed Warrant and a certificate or certificates representing the Shares against payment of the aggregate purchase price of $24,228,170.15 by wire transfer of immediately available funds to an account designated by the Company.

          2.3 Legend. The certificate or certificates representing the Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act") and referring to restrictions on transfer herein, such legend to be substantially as follows:

               "The shares represented by this certificate have been issued without registration under the Securities Act of 1933, as amended, or under any state securities law. Such shares may not be sold or transferred in the absence of such registration or an opinion of counsel reasonably satisfactory to the Company as to the availability of an exemption from registration.

               The shares represented by this certificate are subject to restrictions on transfer set forth in a Common Stock and Warrant Purchase Agreement dated as of March 1, 1999 between the Company and Microsoft Corporation, a copy of which agreement may be obtained at no cost by written request made by the holder of record of this certificate to the secretary of the Company at the Company's principal executive offices."

          The Company agrees (i) to remove the legend set forth in the second preceding paragraph upon (a) receipt of a request from the Purchaser after registration of the Shares under the Securities Act in which the Purchaser represents that the Shares are being sold or otherwise transferred in a transaction of the character (including lending of securities) described in the plan of distribution of the registration statement applicable to such Shares, or
(b) receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares are eligible for transfer without registration under the Securities Act and (ii) to remove the legend set forth in the immediately preceding paragraph at such time with respect to those Shares that may be transferred from time to time upon the termination of the covenants of Section 7 as provided for in Section 8.3.

                                    SECTION 3

                  Representations and Warranties of the Company

          The Company hereby represents and warrants to the Purchaser as follows:

          3.1 Organization. The Company is a corporation duly organized and validly existing under the laws of the State of New Jersey and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as contemplated by the Development and License Agreement referred to in Section 5.6. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole.

          3.2 Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the Warrant by the Company, and the authorization, sale, issuance and delivery of the Shares hereunder have been taken. This Agreement and the Warrant constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

          3.3 No Conflict. The execution and delivery of this Agreement and the Warrant do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, any provision of the Restated Certificate of Incorporation or Bylaws, as amended to date, of the Company or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole, or materially impair or restrict the Company's power to perform its obligations as contemplated under said agreements.

          3.4 SEC Documents. The Company has filed all required reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") since December 31, 1997 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents, except to the extent that information contained in any SEC Document has been revised or superseded by a later Filed SEC Document (as defined below), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company's Form 10-K for the year ended December 31, 1997 and the Form 10-Q for the period ended September 30, 1998 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or as described in writing to the Purchaser prior to the date hereof) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the Filed SEC Documents and except for liabilities that have arisen in the ordinary course of business subsequent to September 30, 1998, neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which can reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

          3.5 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed and publicly available (either on the EDGAR system or by delivery to the Purchaser) prior to the date of this Agreement (the "Filed SEC Documents"), since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss of property, whether or not covered by insurance, that has or is likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP.

          3.6 Governmental Consent, etc. In reliance on the representations of the Purchaser contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc. There is no order in effect enjoining or restricting the Company from executing, delivering or performing this Agreement or the Warrant.

          3.7 Litigation. Except as is disclosed in the Filed SEC Documents, there is no suit, action or proceeding pending against the Company or any of its subsidiaries that, individually or in the aggregate, would reasonably be expected to (i) have a material adverse effect on the Company and its subsidiaries taken as a whole, (ii) impair the ability of the Company to perform its obligations under this Agreement and the Warrant, or (iii) prevent the consummation of any of the transactions contemplated by said agreements.

          3.8 Capitalization.

          (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 60,000,000 shares of the Common Stock, no par value, and 10,000,000 shares of preferred stock, no par value, of the Company (the "Company Preferred Stock").

          (b) As of December 31, 1998, there were (1) 15,895,041 shares of the Common Stock issued and outstanding, (2) 392,500 shares of the Common Stock held in the treasury of the Company, (3) no shares of the Company Preferred Stock issued and outstanding, (4) 3,179,428 shares of Common Stock reserved for issuance upon exercise of outstanding awards under the Company's stock incentive plans granted to current or former employees, directors or consultants of the Company and its subsidiaries, (5) 1,813,924 shares of Common Stock reserved for issuance under awards not then granted under the Company's stock incentive plans, and (6) 85,419 shares of Common Stock reserved for issuance under the Company's stock purchase plan. On February 22, 1999, the Company's board of directors approved, subject to stockholder approval, an increase in the number of shares covered by such stock purchase plan by 200,000 shares of Common Stock.

          (c) All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights.

          3.9 Registration Rights. No person has the right to register shares of Common Stock on the registration statement required to be filed by the Company pursuant to Section 7.2 of this Agreement.

                                    SECTION 4

                 Representations and Warranties of the Purchaser

          The Purchaser hereby represents and warrants to the Company as follows:

          4.1 Organization. The Purchaser is a corporation duly organized and validly existing under the laws of the State of Washington, with all requisite corporate power and authority to own, lease and operate its assets and properties and to conduct its business as now being conducted.

          4.2 Authority. All corporate action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement by the Purchaser has been taken. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution and delivery of the Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of any obligation under any provision of the Articles of Incorporation (as restated and amended) or Bylaws of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

          4.3 Investment. The Purchaser is acquiring the Shares and the Warrant for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares and the Warrant have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein.

          4.4 Disclosure of Information. The Purchaser has had full access to all information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by the Purchaser under this Agreement and the Warrant. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Warrant and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

          4.5 Investment Experience. The Purchaser understands that the purchase of the Shares and Warrant involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares and the Warrant and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and the Warrant and protecting its own interests in connection with this investment.

          4.6 Accredited Investor Status. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

          4.7 Restricted Securities. The Purchaser understands that the Shares to be purchased by the Purchaser hereunder and the Warrant are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Company is under no obligation to register any of the Shares sold hereunder and the Warrant except as provided in Section 7.2. The Purchaser shall not dispose of the Shares, the Warrant or the Warrant Shares other than pursuant to offers and sales which are either (a) registered under the Securities Act and any applicable state securities law or (b) in the opinion of counsel satisfactory to the Company, exempt from the registration requirements of the Securities Act and any applicable securities law.

          4.8 Passive Investor. The Purchaser is acquiring the Shares "solely for the purpose of investment" as such phrase is defined in 16 C.F.R. Section 801.1(i)(1) and the Purchaser has no intention of participating in the formulation, determination or direction of the basic business decisions of the Company.

          4.9 Governmental Consent, etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement or the consummation of any transaction contemplated hereby. There is no order in effect enjoining or restricting the Purchaser from executing, delivering or performing this Agreement.


                                    SECTION 5

                    Conditions to Obligation of the Purchaser

          The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

          5.1 Representations and Warranties. Each of the representations and warranties of the Company contained in Section 3 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date, except that no such certificate shall be necessary if this Agreement is executed on the Closing Date.

          5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date, except that no such certificate shall be necessary if this Agreement is executed on the Closing Date.

          5.3 No Order Pending; Governmental Consent, etc. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

          5.4 No Law Prohibiting or Restricting Sale of the Shares. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, or requiring any consent or approval of any person which shall not have been obtained to issue the Shares.

          5.5 Warrant. The Company shall have executed and delivered the Warrant substantially in the form attached hereto as Exhibit A.

          5.6. Development Agreement. The Company shall have executed and delivered a Development and License Agreement in a form acceptable to the Purchaser.

          5.7 Opinion of Counsel. The Purchaser shall have received an opinion dated as of the Closing Date of Lowenstein Sandler PC, counsel to the Company, substantially in the form attached as Exhibit 5.7.

                                    SECTION 6

                     Conditions to Obligation of the Company

          The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

          6.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 4 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date, except that no such certificate shall be necessary if this Agreement is executed on the Closing Date.

          6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date, except that no such certificate shall be necessary if this Agreement is executed on the Closing Date.

          6.3 No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

          6.4 No Law Prohibiting or Restricting the Sale of the Shares. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, or requiring any consent or approval of any person which shall not have been obtained to issue the Shares with full benefits afforded the Common Stock (except as otherwise provided in this Agreement).

          6.5 Opinion of Counsel. The Company shall have received an opinion dated as of the Closing Date of Preston Gates & Ellis LLP, counsel to the Purchaser, substantially in the form attached as Exhibit 6.5.

                                    SECTION 7

                            Covenants of the Parties

          7.1 Restrictions on Transfer of Shares.

          (a)  Limitations  in the First Year.  Except as otherwise  provided in
Section 7.1(c), for a period of one year from the date of this Agreement, the Purchaser shall not sell or transfer (i) any Shares acquired pursuant to this Agreement, (ii) the Warrant or any portion thereof or (iii) any Warrant Shares acquired upon exercise of the Warrant.

          (b)  Limitations in the Second Year.  Except as otherwise  provided in
Section 7.1(c), after the first anniversary of the execution of this Agreement until the second anniversary thereof, the Purchaser shall not sell or transfer more than 50% of the Shares (i.e., the Purchaser may sell or transfer up to 50% of the Shares without restriction), shall not sell or transfer more than 50% of the Warrant Shares that may be acquired upon exercise of the Warrant (i.e., the Purchaser may sell or transfer up to 50% of such Warrant Shares without restriction) and shall not sell or transfer the Warrant or any portion thereof.

          (c) Exceptions to Limitations on Transfer. Sections 7.1(a) and (b) shall not apply as follows:

               (1) If (i) the Purchaser terminates, pursuant to Section 14.2 thereof, the Development and License Agreement referred to in Section 5.6 executed and delivered by the parties hereto concurrent with the execution of this Agreement (the "Development and License Agreement"); (ii) the Company and Purchaser mutually agree to terminate the Development and License Agreement;
(iii) the Company terminates the Development and License Agreement without cause; or (iv) the Company shall consummate a merger, consolidation, reclassification, recapitalization, reorganization or similar transaction or be the subject of a tender offer where the offeror has announced the purchase of more than fifty percent (50%) of the outstanding shares and for which shareholder withdrawal rights have expired, so that, the stockholders of the Company immediately prior to any such transactions described in this clause (iv) do not, immediately after such transaction, have more than 50% of the voting power thereof.

               (2) In the event that there shall occur an "Insolvency Proceeding" involving the Company. The term "Insolvency Proceeding" shall mean
(i) an assignment for the benefit of creditors, (ii) the filing by the Company of a petition to have the Company adjudged insolvent, bankrupt or seeking a reorganization or liquidation under any law relating to bankruptcy, insolvency or receivership, (iii) an appointment of a receiver or trustee for all or substantially all of the assets of the Company unless appointed without the Company's consent, in which case if after sixty (60) days such appointment has not been vacated or stayed, (iv) a public admission in writing by the Company of the Company's inability to pay its debts as they become due, or (v) the adoption of a plan of liquidation or dissolution by the board of directors of the Company.

               (3) The Purchaser may transfer the Shares, the Warrant and the Warrant Shares to any entity of which the Purchaser owns more than 50% of the voting power thereof (a "Controlled Entity"), so long as such Controlled Entity agrees to hold such Shares, the Warrant and such Warrant Shares subject to all the provisions of this Agreement, including this Section 7.1, and agrees to transfer such Shares, the Warrant and such Warrant Shares to the Purchaser or another Controlled Entity of the Purchaser if it ceases to be a Controlled Entity of the Purchaser.

               (4) After the second anniversary of the execution of this Agreement, the Purchaser may sell or transfer any or all of the Shares, the Warrant and the Warrant Shares without any restriction under this Section 7.

               (5) The restrictions on transfer in this Section 7 shall not prevent the Purchaser from entering into bona fide hedging transactions (including any derivative transaction) with one or more nationally recognized investment banking firms as a means to hedge fluctuations in the market price of the Shares, provided that such transactions do not impair, in any respect, the Company's reliance upon Section 4(2) of the Securities Act to exempt the issuance of the Shares, the Warrant and the Warrant Shares from the registration requirements of the Securities Act or the Company's reliance upon exemptions from the registration requirements of applicable state securities laws.

          7.2 Registration of Shares. (a) On or before April 16, 1999, the Company shall register 440,681 of the Shares and all of the Warrant Shares for resale by filing with the SEC a registration statement on Form S-3 (electing to rely on rule 415) and shall thereafter use its best efforts to have the registration statement declared effective as promptly as practicable.

          (b) On or before January 15, 2000, the Company shall register the Shares not previously registered for resale by filing with the SEC a registration statement on Form S-3 (electing to rely on rule 415) and shall thereafter use its best efforts to have the registration statement declared effective as promptly as practicable.

          (c) The Company will provide the Purchaser the opportunity to comment on the registration statements prior to its filing and will incorporate the Purchaser's reasonable comments (provided such comments are consistent with this Agreement) with respect to information concerning the Purchaser and the plan of distribution. The Company shall use its best efforts to keep the registration statements effective until such time as all the Shares and the Warrant Shares held by the Purchaser may be sold pursuant to Rule 144 within a three-month period.

          7.3 Nasdaq Listing. The Company shall use its best efforts to cause the Shares and the Warrant Shares, issuable to the Purchaser pursuant to this Agreement (including shares issuable under the Warrant) to be authorized for listing as a Nasdaq National Market Security on the Nasdaq Stock Market, or a national securities exchange.

                                    SECTION 8
                                 Miscellaneous

          8.1 Best Efforts. Each of the Company and the Purchaser shall use its best efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereto to ensure that the conditions to the Closing set forth herein are satisfied on or before the Closing Date.

          8.2 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Washington as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to its principles of conflicts of laws or choice of laws.

          8.3 Survival; Termination of Covenants. The representations and warranties in Sections 3 and 4 of this Agreement shall survive the Closing for a period of five years from the date hereof. The covenants in Section 7 shall survive the consummation of the transaction provided for herein and shall terminate on the date specified therein or upon the satisfaction of the condition or conditions stated therein.

          8.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          8.5 Entire Agreement; Amendment. This Agreement and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          8.6 Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is (a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

                  (a)      if to the Company, to it at:

                           Dialogic Corporation
                           1515 Route 10
                           Parsippany, NJ  07054
                           Facsimile Number:  (973) 993-3060
                           Attention: Chief Financial Officer

                  and with a copy to:

                           Dialogic Corporation
                           1515 Route 10
                           Parsippany, NJ  07054
                           Facsimile Number:  (973) 993-3060
                           Attention: General Counsel

                  (b)      if to the Purchaser, to it at:

                           Microsoft Corporation
                           One Microsoft Way
                           Building 8 North Office 2211
                           Redmond, WA  98052
                           Attention:  Chief Financial Officer
                           Facsimile Number:  (425) 936-7369

               with a copy addressed as set forth above but to the attention of General Counsel, Finance and Administration, Facsimile Number:
               (425) 869-1327

                  with a copy to:

                           Mark R. Beatty
                           Preston Gates & Ellis LLP
                           5000 Columbia Center
                           701 Fifth Avenue
                           Seattle, WA 98104-7078
                           Facsimile Number:  (206) 623-7022

          8.7 Brokers. (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

          (b) The Purchaser has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchaser hereunder.

          8.8 Fees, Costs and Expenses. All fees, costs and expenses (including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party.

          8.9 Severability. If any term, provision, covenant or restriction of this Agreement or the Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement or the Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          8.10 Counterparts. This Agreement may be executed in two or more partially or fully executed counterparts and by facsimile signatures each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of a Signature Page - Common Stock and Warrant Purchase Agreement in the form attached to this Agreement by any party hereto who shall have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.

          8.11 Initial Public Announcement. The Company and the Purchaser have agreed on the form and content of the initial public announcement which shall be made concerning this Agreement and the Warrant and the transactions contemplated hereby and thereby. Neither the Company nor the Purchaser shall make any other public announcement regarding this Agreement, the Warrant and the transactions contemplated hereby and thereby without the consent of the other, except for (a) press releases and other public announcements that are consistent with and that confirm such initial public announcement and (b) other press releases or public announcements as required by law.


              [remainder of this page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                            DIALOGIC CORPORATION


                                            By:

                                            Name:
                                            Title:

                                            MICROSOFT CORPORATION


                                           By:
                                           Name:
                                           Title:



                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT
                            Dated as of March 1, 1999
                                     Between


                              DIALOGIC CORPORATION


                                       and


                              MICROSOFT CORPORATION

                                                                      EXHIBIT A

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.


Warrant No. M-1                                                 March 1, 1999


                              DIALOGIC CORPORATION

                          COMMON STOCK PURCHASE WARRANT


          Dialogic Corporation, a New Jersey corporation (the "Company"), hereby grants to Microsoft Corporation, a Washington corporation ("Microsoft"), or its permitted assigns or transferees (Microsoft and each such permitted assignee or transferee being referred to herein as a "holder" and collectively as the "holders") the right to purchase, at any time after the Exercise Date (as defined below) and from time to time on and after the date hereof until the Expiration Date (as defined below), up to 279,869 fully paid and non-assessable shares of Common Stock of the Company, no par value, (the "Common Stock"), on the terms and subject to the conditions set forth below.

          This Common Stock Purchase Warrant (hereinafter, this "Warrant") was originally issued on March 1, 1999 (the "Original Issue Date"). This Warrant shall expire and be of no further force or effect on the date (the "Expiration Date") four (4) years from the Original Issue Date.

          1. Exercise of Warrant.

          1.1 Exercise and Vesting. Subject to adjustment as hereinafter provided, the rights represented by this Warrant are exercisable on and after the date hereof (the "Exercise Date") until the Expiration Date, at a price per share (the "Exercise Price") of the Common Stock issuable hereunder (hereinafter, "Warrant Shares") equal to $35.19. The Exercise Price shall be payable in cash or by certified or official bank check in immediately available funds as hereinafter provided or in accordance with Section 1.2 below. This Warrant is fully vested.

          Upon surrender of this Warrant with a duly executed Notice of Exercise in the form of Annex A hereto, together with payment, if applicable, of the Exercise Price for the Warrant Shares purchased, at the Company's principal executive offices presently located at 1515 Route 10, Parsippany, NJ 07054, or at such other address as the Company shall have advised the holder in writing (the "Designated Office"), the holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to the holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment, if applicable, for such Warrant Shares.

          1.2 Right to Convert.

          (a) Subject to the provisions of Section 1.1, at any time or from time on or prior to the Expiration Date, the holder of this Warrant shall also have the right to convert this Warrant or any portion thereof (the "Conversion Right"), without payment by the holder of this Warrant of the Exercise Price in cash or any other consideration (other than the surrender of rights to receive Warrant Shares hereunder), into shares of Common Stock as provided in this
Section 1.2. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant (without payment by the holder of this Warrant of the Exercise Price in cash or any other consideration (other than the surrender of rights to receive Warrant Shares hereunder)) that number of shares of Common Stock computed using the following formula: [OBJECT OMITTED] N = CWS * (CMP - EP) CMP Where:

          N    = the number of shares of Common Stock to be issued to holder;

          CWS = the Converted Warrant Shares, which is either (1) the total number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, (2) the portion of the Warrant Shares being exercised and canceled (as of the Conversion Date as defined by Section 1.2(b));

          CMP = the Current Market Price of one share of Common Stock, as defined in Section 1.2(c) (as of the Conversion Date); and

          EP   = Exercise Price (as of the Conversion Date).

No fractional Warrant Shares shall be issuable upon exercise of the Conversion Right, and if the number of Warrant Shares to be issued determined in accordance with the above formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the Current Market Price of the resulting fractional Warrant Share on the Conversion Date.

          (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant as provided in Section 1.1, together with a written statement specifying that the holder of this Warrant thereby intends to exercise the Conversion Right and indicating the number of Converted Warrant Shares which are covered by the exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant, together with such written statement, or on such later date as is specified therein (the "Conversion Date"). The Company shall issue to the holder of this Warrant as of the Conversion Date a certificate for the Warrant Shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant.

          (c) The term  "Current  Market Price" for the Common Stock shall mean:
(i) if the Common Stock is publicly traded on the date of a duly executed Notice of Exercise, the closing price per share on the day immediately preceding delivery of such duly executed Notice of Exercise as reported on the principal stock exchange or quotation system on which the Common Stock is listed or quoted; or (ii) if the Common Stock is not publicly traded on such date, the fair value of the Common Stock as determined in the good faith judgment of the Company's board of directors; provided, however, that if the holder of this Warrant objects to the decision of the board of directors, then the appraised value per share of Common Stock as of such date shall be determined by an investment banking firm of nationally recognized standing selected and paid for by the Company and reasonably satisfactory to the holder hereof. In the event that the holder disputes such appraised value, the holder shall be entitled to select an additional investment banking firm of recognized standing and paid for by the holder to calculate the appraised value. The Company and the holder shall use their good faith best efforts to agree on the appraised value based on the reports of the two investment banking firms. In the event that the Company and the holder are still unable to reach agreement as to the appraised value, the
Company and the holder agree to submit such determination to binding arbitration, with the cost of such arbitration to be shared equally by the Company and the holder.

          2. Transfer; Issuance of Stock Certificates; Restrictive Legends.

          2.1. Transfer. Until the second anniversary of the issue date hereof, this Warrant shall not be transferable by the holder thereof except to any entity in which the holder owns more than 50% of the voting power thereof (a "Controlled Entity"), so long as such Controlled Entity agrees to hold the Warrant and such Warrant Shares subject to all the provisions of this Agreement and Section 7.1 of the Common Stock and Warrant Purchase Agreement by and between the Company and Microsoft (the "Common Stock and Warrant Purchase Agreement"), and agrees to transfer the Warrant and such Warrant Shares to the holder or another Controlled Entity of the holder if it ceases to be a Controlled Entity of the Purchaser. After the second anniversary of the issue date hereof, this Warrant may be transferred in whole but not in part by the holder without restriction (other than restrictions, if any, imposed by Section
4.7 of the Common Stock and Warrant Purchase Agreement.)

          Subject to compliance with the restrictions on transfer set forth in this Section 2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, if any. A warrant, if properly assigned in compliance with the provisions hereof, may be exercised by the new holder for the purchase of Warrant Shares without having a new warrant issued. All warrants issued upon any assignment of warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as the warrants surrendered upon such registration of transfer or exchange.

          2.2 Stock Certificates. Certificates for the Warrant Shares shall be delivered to the holder within a reasonable time after the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new warrant representing the share, shares or fraction of a share of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder within such time. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder hereof including, without limitation, any tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any income tax to which the holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares.

          2.3.  Restrictive  Legends.  (a)  Except as otherwise provided in this
Section 2.3, each certificate for Warrant Shares issued upon such exercise of this Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

          (b) Except as otherwise provided in this Section 2.3, each certificate for Warrant Shares issued upon such exercise of this Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:


          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A COMMON STOCK AND WARRANT PURCHASE AGREEMENT DATED AS OF MARCH 1, 1999 BETWEEN THE COMPANY AND MICROSOFT CORPORATION, A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

          (c) Except as otherwise provided in this Section 2.3, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

          (d) The Company agrees (i) to remove the legend set forth in Section 2.3(a) upon (a) receipt of a request from the holder after registration of the Warrant Shares under the Securities Act in which the holder represents that the Warrant Shares are being sold or otherwise transferred in a transaction of the character (including lending of securities) described in the plan of distribution of the registration statement applicable to such Warrant Shares, or
(b) receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company that the Warrant Shares are eligible for transfer without registration under the Securities Act; and (ii) to remove the legend set forth in Section 2.3(b) with respect to Warrant Shares that may be transferred from time to time upon the termination of the covenants of Section 7 of the Common Stock and Warrant Purchase Agreement executed by the Company and Microsoft as of March 1, 1999 as provided for in Section 8.3 thereof.

          (e) The Company agrees, if the holder of the Warrant is not then, and has not then been for a period of three months, an affiliate of the Company and if the Warrant Shares have been acquired pursuant to Section 1.2 hereof, to remove (or, in the event the Warrant Shares are issued after the second anniversary of the issuance date of the Warrant, to issue the Warrant Shares without the legends specified by Sections 2.3(a) and (b)) the legends set forth in Section 2.3(a), (b) and (c) on and after the second anniversary date of the issuance of this Warrant.

          3. Adjustment of Number of Warrant Shares; Exercise Price; Nature of Securities Issuable Upon Exercise of Warrants.

          3.1  Exercise  Price;  Adjustment  of Number of  Warrant  Shares.  The
Exercise Price set forth in Section 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

          3.2 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another person or entity (collectively referred to as a "Transaction") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Transaction, reasonable, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such number, amount and like kind of shares of stock, securities, cash or assets as may be issued or payable pursuant to the terms of the Transaction with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if such shares were outstanding immediately prior to the Transaction, and in any such case appropriate provision shall be made with respect to the rights and interest of the holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

          3.3 Stock Splits, Stock Dividends and Reverse Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

          3.4 Issuance of Additional Shares of Common Stock. If at any time prior to the Expiration Date the Company shall issue any Additional Shares of Common Stock (as defined below) for a consideration per share (the "Subsequent Issue Price") that is less than the lesser of (a) ninety-five percent (95%) of the average market price ("Average Market Price") in effect immediately prior to such issuance (calculated on the basis of the average closing price for the 20 trading days preceding such issuance) and (b) one hundred percent (100%) of the last closing price available prior to such issuance (the "Market Price"; the lesser of the Average Market Price and the Market Price being referred to hereinafter as the "Adjustment Price"), then, upon such issuance, the Exercise Price shall be reduced to the lower of the prices calculated in the following subparagraphs (a) or (b) by:

          (a) dividing (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Exercise Price then in effect plus (y) the aggregate consideration, if any, received by the Company in connection with such issuance by (ii) the total number of shares of Common Stock outstanding immediately after such issuance; and

          (b) multiplying the then existing Exercise Price by a fraction, the numerator of which shall be the quotient obtained by dividing (i) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Adjustment Price per share of Common Stock immediately prior to such issuance plus (y) the aggregate consideration received by the Company in connection with such issuance divided by (ii) the total number of shares of Common Stock outstanding immediately after such issuance, and the denominator of which shall be the Adjustment Price per share of Common Stock immediately prior to such issuance.

          For purposes of this Section 3.4, "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or issuable by the Company after the Original Issue Date, other than (i) shares issued pursuant to the Company's stock purchase plans, stock incentive plans, and any other Company plan or contract adopted for the benefit of employees, directors or consultants (but only if such consultants are eligible to have their shares registered on Form S-8), including without limitation options and benefits assumed by the Company in connection with acquisitions and other similar transactions, whether such stock purchase plans, stock incentive plans, or other plan or contract is in effect on the date hereof or adopted subsequent to the date hereof (the "Employee Stock"); (ii) shares issued by the Company in an underwritten public offering; (iii) shares issued by the Company in connection with an acquisition of a business or business assets involving receipt of property or other noncash consideration where the Company's board of directors has made a good faith judgment that the consideration received is fair value for the issuance of the shares; provided, however, that this clause (iii) shall not be interpreted to include the issuance of options, warrants, or other Convertible Securities (as defined below) that do not qualify as Employee Stock; and (iv) shares issued pursuant to rights, warrants or options for a Subsequent Issue Price that, on the date of grant of such rights, warrants or options, is at least equal to the lesser of (a) ninety-five percent (95%) of the Average Market Price on the date of such grant and (b) the Market Price on the date of such grant.

          For purposes of this Section 3.4, in the case of securities that are convertible into or exchangeable for Common Stock ("Convertible Securities"), there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon conversion or exchange thereof by (ii) the maximum aggregate number of Additional Shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities for such minimum aggregate amount of additional consideration; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities, whether or not then exercisable or convertible) of such maximum number of Additional Shares of Common Stock at the price per share so determined.

          If any rights of conversion or exchange evidenced by Convertible Securities the issuance of which resulted in an adjustment to the Exercise Price and the number of Warrant Shares issuable hereunder pursuant to this Section 3.4 shall expire without having been exercised, or if any such Convertible Securities are exercised for a consideration greater than or for a number of Additional Shares of Common Stock less than those used for purpose of determining the adjustment to the Exercise Price provided in this Section 3.4, the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such Convertible Securities been made on the basis that the only Additional Shares of Common Stock issued or sold were those issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such Convertible Securities.

          In addition, upon adjustment of the Exercise Price under this Section 3.4, the holder hereof shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment a number of Warrant Shares obtained by multiplying the Exercise Price immediately prior to such issuance by the number of Warrant Shares purchasable pursuant hereto immediately prior to such issuance and dividing the product thereof by the Exercise Price resulting from such adjustment. The provisions of this Section 3.4 shall not apply to any issuance of Common Stock (i) for which an adjustment is provided for under Sections 3.2 or 3.3 or (ii) upon exercise of any option, right or warrant of the Company outstanding on the Original Issue Date. Notwithstanding anything to the contrary in this Section 3.4, in no event shall (i) the Exercise Price be increased or
(ii) the number of Warrant Shares purchasable hereunder be decreased pursuant to the provisions of this Section 3.4.

          3.5 Dissolution, Liquidation or Wind-Up. In case the Company shall, at any time prior to the exercise of this Warrant, dissolve, liquidate or wind up its affairs, the holder hereof shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which the holder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such holder upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had such holder hereof been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution.

          3.6 Accountant's Certificate. In each case of an adjustment in the Exercise Price, number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company shall compute, and upon the holder's request shall at the Company's expense cause independent public accountants of nationally recognized standing selected by the Company to certify such computation, such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of
(i) the number of shares of Common Stock of each class outstanding or deemed to be outstanding, (ii) the adjusted Exercise Price and (iii) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to the holder hereof. In the event that the holder disputes such adjustment, the holder shall be entitled to select an additional firm of independent certified public accountants of national standing and paid for by the holder to certify such adjustment and the Company and the holder shall use their good faith best efforts to agree on such adjustment based on the reports of the two accounting firms. In the event that the Company and the holder are still unable to reach agreement as to such adjustment, the Company and the holder agree to submit such determination to binding arbitration. Upon determination of such adjustment, the board of directors shall forthwith make the adjustments described therein.

         4.       Anti-Dilution.

          In the event that the Company at any time after the Original Issue Date shall pay a special dividend or make any other distribution with respect to its Common Stock (or any other shares of the capital stock of the Company for which this Warrant becomes exercisable pursuant to Section 3 above) in the form of cash or other property (other than (i) a distribution to which the provisions of Section 3.2 apply, (ii) a stock dividend subject to the provisions of Section
3.3 above or (iii) a cash dividend announced by the Company as intended to be a dividend paid on a regular periodic basis), at the election of the holder, either:

               (i) The Exercise Price in effect immediately prior to the record date with respect to such distribution or issuance (the "Adjustment Date") shall forthwith be adjusted effective on the Adjustment Date to a price determined by multiplying such Exercise Price by a fraction (x) the numerator of which shall be the closing price of the Company's Common Stock as publicly reported on the primary exchange or market on which it is listed (the "Exchange") on the next trading day following the Adjustment Date (the "Post-Event Market Price"), and
(y) the denominator of which shall be the average closing price of the Company's Common Stock as publicly reported on the Exchange over the ten trading days preceding the Adjustment Date (the "Pre-Event Market Price") and after each such adjustment of the Exercise Price, the total number of shares then issuable upon exercise of the Warrant shall be adjusted by multiplying such number of shares issuable upon exercise of the Warrant by a fraction (x) the numerator of which shall be the amount obtained by subtracting the Exercise Price in effect immediately prior to the Adjustment Date from the Pre-Event Market Price for the Company"s Common Stock and (y) the denominator of which shall be the amount obtained by subtracting the Exercise Price in effect immediately following the Adjustment Date from the Post-Event Market Price for the Company's Common Stock; or

               (ii) The Company shall deliver to the holder hereof a dilution fee (a "Dilution Fee") payable in cash on the date of payment of such dividend or other distribution equal to the number of shares of Common Stock (or such other shares of stock) issuable upon exercise of this Warrant on such date multiplied by the amount of cash and the fair value of any other property distributed with respect to each share of Common Stock (or such other stock). The fair value of any such other property shall mean the fair market value thereof on the record date for such dividend, as determined by the board of directors of the Company in good faith and supported, upon the request of the holder, by an opinion of an investment banking firm or appraisal firm of recognized national standing selected by the Company and acceptable to the holder.

          Notwithstanding the foregoing, in no event shall the Exercise Price be increased or the number of Warrant Shares issuable upon exercise hereof be reduced pursuant to the provisions of this Section 4.

          5. Registration; Exchange and Replacement of Warrant; Reservation of Shares.

          The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

          The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 5.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor, in lieu of this Warrant without requiring the posting of any bond or the giving of any security.

          The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, if applicable, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

          6. Company Information.

          Until the exercise of this Warrant, the Company shall deliver to each holder hereof or of Warrant Shares one copy of each of the following items:

               (i) as soon as  available,  and in any event  within  forty-eight
(48) days after the end of each of the first three fiscal quarters of the Company's fiscal year, its Form 10-Q as filed with the Securities and Exchange Commission (the "Commission") for such quarter or if the Company is not publicly traded its unaudited interim consolidated balance sheets of the Company and its subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flow of the Company and its subsidiaries for the period from the beginning of the current fiscal year to the end of such quarter, all in reasonable detail and certified by a principal financial officer of the Company, as prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (subject to year end adjustments and the absence of footnotes), and fairly presenting the consolidated financial position and results of operations of the Company and its subsidiaries for such periods;

               (ii) within one hundred and twenty-three (123) days after the end of each fiscal year of the Company, its Form 10-K as filed with the Commission for such fiscal year or if the Company is not publicly traded its consolidated balance sheets of the Company and its subsidiaries as of the end of such year and the related consolidated statements of income, cash flow and stockholders' equity of the Company and its subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements present fairly the financial position of the Company and its subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and

               (iii) promptly upon their becoming available, copies of all financial statements, reports, proxy statements, notices, documents or other communications sent or made available generally by the Company to any class of its security holders.

          7. Notices.

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested:

          (a) If to the holder of this Warrant, to the address of such holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 1 of this Warrant;

or at such other address as the holder or the Company may hereafter have advised the other.

          8. Successors.

          All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

          9. Law Governing.

          This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Washington (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the holder at any time hereof.

          10. Entire Agreement; Amendments and Waivers.

          This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

          11. Severability; Headings.

          If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.


                                            DIALOGIC CORPORATION


                                            By:________________________________
                                                Name:
                                               Title:



Accepted and agreed:

MICROSOFT CORPORATION



By:_______________________________
   Name:
   Title:

                                     ANNEX A

                               NOTICE OF EXERCISE

                      (To be executed upon partial or full
                            exercise of the Warrant)



          The undersigned hereby irrevocably elects to exercise the right to purchase ___________ shares of Common Stock of ___________ Corporation covered by the Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full in the amount of $____________________.


                                           By:________________________________
                                              (Signature of Registered Holder)


Dated:_______________